APPRAISAL OF CERTAIN
PROPERTIES OWNED BY
FX Producing Company, Inc.
As of January 1, 2012

Prepared by:
Thomas K. Hohn, P.E.
Hohn Engineering, PLLC
2708 1st Avenue North, Suite 200
Billings, MT 59101
(406) 655-3381

HOHN ENGINEERING, PLLC 2708 1st Avenue North, Suite 200 Billings, MT 59101 406-655-3381 Fax 406-655-3383 Email: hohneng@hohneng.com

January 30, 2012

FX Producing Company
3006 Highland Drive, Suite 206
Salt Lake City, Utah 84106

Re: Evaluation of oil and gas working interests owned by FX Producing Company located in various counties and states, as of January 1, 2012.

As you requested, I have evaluated the above referenced properties.  The following summarizes my findings:

FX Producing Company
Effective Date January 1, 2012
Proved Developed Producing Reserves
Net Oil Reserves, STB	638,639
Net Gas Reserves, MCF	0
Future Net Revenue, $	54,036,429
Investment, $	0
Future Net Cash Flow Undiscounted, $	21,640,211
Future Net Cash Flow 10% Discount, $	12,263,057

All wells were producing at the effective date and have a long producing history.  Reserves were estimated by production decline curve projection of the established producing trend.  No other reserve classes were considered in the evaluation.  We did not physically inspect the properties to determine the physical condition of the leases or the status of environmental compliance on the leases.  This evaluation does not consider the effects or liabilities associated with the oil spill that occurred in Glacier County during this past year.  The incident should not have a significant affect on reserve values stated in this report.

Ownership interests were supplied by FX Producing Company and accepted as presented.  Historical operating costs and product prices were supplied by FX Producing Company and were considered reasonable.  The prices used in the evaluation were based on the 2011 average of the first of month purchaser's posted price, adjusted for transportation and deductions to a realized wellhead price for each lease, Both prices and costs were held constant for the life of the property, no escalations were applied.

FX Producing Company
January 30, 2012

Applicable production, severance and ad-valorem taxes were deducted.  No federal or state income taxes, salvage value, or costs associated with abandonment were considered.  In general, equipment salvage should cover abandonment and restoration costs.  No major expenditures are anticipated for the properties and none were included in the forecasts.

All data used in preparing this report were provided by FX Producing Company or from public data sources and were accepted as true and correct.  The reserve classifications used in this evaluation conform to the criteria as defined by the Society of Petroleum Engineers and included in Attachment A to this letter.  These reserve estimates are predicated on the laws, regulations, taxes and policies in effect on the date of the evaluation, and no changes have been considered.  All reserve estimates represent my best professional engineering judgment based on the data available to me at the time of the preparation of this report.  It should be realized that the reserves actually recovered, the revenue generated from them and the actual costs incurred could be more or less than the estimated amounts.

If there are questions, or you need additional information, please advise.  Thank you for the opportunity to perform this work for you,

Sincerely,

/s/ Thomas K. Hohn
Thomas K. Hohn
Registered Professional Petroleum Engineer
Montana 4303PE

[professional seal]

Table of Contents

Total Proved Reserves	1
Total Cashflow
12 Month Historical Production & Well Count Summary
Oneline Summary

Individual Production Well Reports	4-31
Production Curve and Cashflow Run

Attachment A – Reserve Definitions

Annual Cash Flow Report

Summary Lease Report

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2012	8	77,618	0	53,742	0	84.48	0.00	4,540,129
12/2013	7	71,132	0	50,664	0	84.55	0.00	4,283,500
12/2014	7	66,195	0	48,020	0	84.55	0.00	4,060,244
12/2015	7	61,792	0	45,518	0	84.56	0.00	3,848,995
12/2016	7	57,168	0	43,146	0	84.57	0.00	3,648,748
12/2017	6	51,981	0	40,896	0	84.57	0.00	3,458,732
12/2018	5	48,218	0	37,948	0	84.59	0.00	3,210,081
12/2019	5	45,178	0	35,579	0	84.61	0.00	3,010,215
12/2020	5	42,798	0	33,740	0	84.61	0.00	2,854,828
12/2021	5	40,546	0	31,998	0	84.62	0.00	2,707,657
12/2022	4	37,812	0	29,875	0	84.63	0.00	2,528,247
12/2023	4	35,432	0	28,027	0	84.64	0.00	2,372,036
12/2024	4	33,604	0	26,608	0	84.64	0.00	2,252,131
12/2025	4	31,788	0	25,229	0	84.66	0.00	2,135,972
12/2026	3	29,259	0	23,606	0	84.84	0.00	2,002,639
Remainder:		119,623	0	84,044	0	84.74	0.00	7,122,274
Grand Total:		850,143	0	638,639	0	84.61	0.00	54,036,429

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2012	1,779,636	288,935	2,471,558	0	2,471,558	2,471,558	2,349,803
12/2013	1,760,684	272,914	2,249,902	0	2,249,902	4,721,460	1,944,646
12/2014	1,760,684	258,571	2,040,989	0	2,040,989	6,762,449	1,603,759
12/2015	1,760,684	244,980	1,843,332	0	1,843,332	8,605,781	1,316,815
12/2016	1,760,396	232,203	1,656,148	0	1,656,148	10,261,929	1,075,592
12/2017	1,759,532	220,297	1,478,903	0	1,478,903	11,740,833	873,208
12/2018	1,692,988	204,698	1,312,396	0	1,312,396	13,053,228	704,476
12/2019	1,659,716	192,123	1,158,375	0	1,158,375	14,211,603	565,307
12/2020	1,659,716	182,312	1,012,800	0	1,012,800	15,224,404	449,370
12/2021	1,659,716	172,998	874,943	0	874,943	16,099,347	352,950
12/2022	1,621,356	161,663	745,228	0	745,228	16,844,574	273,321
12/2023	1,593,956	151,779	626,300	0	626,300	17,470,874	208,850
12/2024	1,593,956	144,225	513,950	0	513,950	17,984,824	155,840
12/2025	1,591,587	137,090	407,295	0	407,295	18,392,120	112,310
12/2026	1,565,528	129,821	307,290	0	307,290	18,699,410	77,067
Remainder:	3,539,462	642,011	2,940,801	0	2,940,801	21,640,211	199,743
Grand Total:	28,759,598	3,636,620	21,640,211	0	21,640,211	21,640,211	12,263,057

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	21,640,211	Effective Date	01/2012		Bbl Oil	Mcf Gas
10.00%	12,263,057	Calculated Limit	12/2111	Ultimate Gross	7,972,328	102,610
20.00%	8,864,012	Economic Life	1200 Months	Historic Gross	7,115,656	102,610
30.00%	7,003,660		100 Years 0 Months	Gross at Eff Date	7,122,185	102,610
40.00%	5,838,831	Economics Information:		Remaining Gross	850,143	0
50.00%	5,044,359	Net Payout Date:	01/2012	Remaining Net	638,639	0
60.00%	4,468,689	Rate of Return:	>100%
70.00%	4,032,400	Return on Investment:	0.00
80.00%	3,690,142	Disc Return on Invest:	0.00
90.00%	3,414,242
100.00%	3,186,896

Last Twelve Months Historic Production Report

Summary Lease Report

FX Producing Company - Total Proved Developed Producing Reserves
EUR (Gross): 7,972,328 bbl
Monthly Rate
1 Mil
100,000
10,000
1,000
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Time
History
Oil
Water
Forecast
Oil

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

01/2011	149	3,531	7,789	56	148,035	207,446
02/2011	143	2,834	6,786	38	117,067	173,658
03/2011	145	3,393	7,874	42	139,307	198,365
04/2011	144	3,232	7,565	42	147,919	184,474
05/2011	152	3,637	7,669	36	138,284	178,315
06/2011	150	3,251	7,313	77	128,377	188,451
07/2011	150	3,558	7,363	42	139,173	183,740
08/2011	143	3,277	6,272	0	118,515	173,860
09/2011	125	2,546	5,527	0	105,276	149,733
10/2011	122	2,713	6,074	0	120,604	139,264
11/2011	22	60	6,017	0	122,076	142,299
12/2011	2	0	907	0	155	0

Total:		1,337,539	7,115,656	102,610	59,810,235	34,563,774

Oneline Cashflow Report
Grand Totals

-GROSS PRODUCTION-		---NET PRODUCTION---		--SALES--	----------EXPENSES----------			------NET CASH FLOW------
BBL OIL	MCF GAS	BBL OIL	MCF GAS	TOTAL $	ALL TAXES	TOT COSTS	CAPITAL	CUMULATIVE	10 DISCNT

BACON FLAT FEDERAL (23-17A)
74,225	0	9,643	0	706,659	25,869	214,072	0	466,718	240,066

BEARS DEN SWIFT SAND UNIT SUMMARY ()
17,717	0	13,873	0	1,172,651	73,408	685,000	0	414,243	311,302

MUNSON RANCH (13-1)
24,860	0	9,714	0	711,837	18,814	395,623	0	297,400	206,008

MUNSON RANCH (13-45)
896	0	282	0	20,633	853	18,952	0	828	807

MUNSON RANCH (13-46)
0	0	0	0	0	0	0	0	0	0

MUNSON RANCH (14-33)
0	0	0	0	0	0	0	0	0	0

MUNSON RANCH (14-49)
0	0	0	0	0	0	0	0	0	0

MUNSON RANCH (14-49X)
0	0	0	0	0	0	0	0	0	0

RIECKOFF A ()
11,668	0	9,509	0	798,765	50,003	632,168	0	116,594	96,435

SWCBSU SUMMARY ()
622,017	0	537,336	0	45,652,059	2,857,819	26,437,511	0	16,356,730	10,538,862

TRAP SPRINGS – MUNSON RANCH (14-42)
0	0	0	0	0	0	0	0	0	0

TRIBAL (1186)
72,668	0	58,135	0	4,961,199	608,243	370,800	0	3,982,156	864,730

TRIBAL 1466 ()
0	0	0	0	0	0	0	0	0	0

TYLER C WATERFLOOD ()
26,092	0	148	0	12,625	1,611	5,472	0	5,542	4,848

Grand Total:
850,143	0	638,640	0	54,036,428	3,636,620	28,759,598	0	21,640,211	12,263,058

Last Twelve Months Historic Production Report

Lease Name: BACON FLAT FEDERAL (23-17A)	Operator: DOUBLE D NEVADA
County, ST: NYE, NV	Field Name: BACON FLAT
Location: 17 7N 57E SW NE SW

BACON FLAT FEDERAL - BACON FLAT
Legal: 17 7N 57E SW NE SW
Producing Zone: DEVONIAN
EUR (Gross): 524,998 bbl
Monthly Rate
10,000
1,000
100
10
2004
2006
2008
2010
2012
2014
2016
2018
2020
Time
History
Oil
Water
Forecast
Oil

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		5,641	444,415	0	427,021	0
01/2011	1	0	622	0	155	0
02/2011	1	0	560	0	140	0
03/2011	1	0	625	0	155	0
04/2011	1	0	591	0	135	0
05/2011	1	0	609	0	155	0
06/2011	1	0	583	0	150	0
07/2011	1	0	524	0	150	0
08/2011	1	0	429	0	155	0
09/2011	1	0	438	0	150	0
10/2011	1	0	455	0	155	0
11/2011	1	0	448	0	150	0
12/2011	1	0	474	0	155	0

Total:		5,641	450,773	0	428,826	0

Annual Cash Flow Report

Lease Name: BACON FLAT FEDERAL (23-17A)	Operator: DOUBLE D NEVADA
County, ST: NYE, NV	Field Name: BACON FLAT
Location: 17 7N 57E SW NE SW	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2012	1	5,220	0	678	0	73.28	0.00	49,696
12/2013	1	4,902	0	637	0	73.28	0.00	46,666
12/2014	1	4,603	0	598	0	73.28	0.00	43,820
12/2015	1	4,322	0	562	0	73.28	0.00	41,147
12/2016	1	4,058	0	527	0	73.28	0.00	38,638
12/2017	1	3,811	0	495	0	73.28	0.00	36,282
12/2018	1	3,578	0	465	0	73.28	0.00	34,069
12/2019	1	3,360	0	437	0	73.28	0.00	31,991
12/2020	1	3,155	0	410	0	73.28	0.00	30,040
12/2021	1	2,963	0	385	0	73.28	0.00	28,208
12/2022	1	2,782	0	361	0	73.28	0.00	26,488
12/2023	1	2,613	0	339	0	73.28	0.00	24,872
12/2024	1	2,453	0	319	0	73.28	0.00	23,356
12/2025	1	2,304	0	299	0	73.28	0.00	21,931
12/2026	1	2,163	0	281	0	73.28	0.00	20,594
Remainder:		21,938	0	2,850	0	73.28	0.00	208,861
Grand Total:		74,225	0	9,643	0	73.28	0.00	706,659

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2012	6,672	2,553	40,471	0	40,471	40,471	38,472
12/2013	6,672	2,397	37,596	0	37,596	78,068	32,490
12/2014	6,672	2,251	34,897	0	34,897	112,964	27,415
12/2015	6,672	2,114	32,361	0	32,361	145,326	23,113
12/2016	6,672	1,985	29,981	0	29,981	175,307	19,466
12/2017	6,672	1,864	27,746	0	27,746	203,052	16,377
12/2018	6,672	1,666	25,730	0	25,730	228,783	13,806
12/2019	6,672	1,457	23,861	0	23,861	252,644	11,640
12/2020	6,672	1,243	22,125	0	22,125	274,769	9,812
12/2021	6,672	1,026	20,510	0	20,510	295,279	8,269
12/2022	6,672	820	18,995	0	18,995	314,275	6,962
12/2023	6,672	625	17,575	0	17,575	331,849	5,856
12/2024	6,672	499	16,184	0	16,184	348,033	4,903
12/2025	6,672	469	14,790	0	14,790	362,824	4,073
12/2026	6,672	440	13,481	0	13,481	376,305	3,375
Remainder:	113,986	4,462	90,413	0	90,413	466,718	14,036
Grand Total:	214,072	25,869	466,718	0	466,718	466,718	240,066

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	466,718	Effective Date	01/2012		Bbl Oil	Mcf Gas
10.00%	240,066	Calculated Limit	01/2044	Ultimate Gross	524,998	0
20.00%	161,241	Economic Life	385 Months	Historic Gross	450,773	0
30.00%	123,019		32 Years 1 Month	Gross at Eff Date	450,773	0
40.00%	100,653	Economics Information:		Remaining Gross	74,225	0
50.00%	85,983	Net Payout Date:	01/2012	Remaining Net	9,643	0
60.00%	75,607	Rate of Return:	>100%
70.00%	67,870	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	61,870	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	57,074	Initial Division of Interest:			NRI	ORI
100.00%	53,147	WI:	16.875000	Oil:	12.992000	0.000000
				Gas:	12.992000	0.000000
		Reversion Date:	None	Injection:		0.000000

Page

Last Twelve Months Historic Production Report

Lease Name: BEARS DEN SWIFT SAND UNIT SUMMARY ()	Operator: FX PRODUCING CO
County, ST: LIBERTY, MT	Field Name: BEARS DEN
Location: T36N R6E S 7-8, 17-18

BEARS DEN SWIFT SAND UNIT SUMMARY - BEARS DEN
Legal: T36N R6E S 7-8, 17-18
Producing Zone: SWIFT
EUR (Gross): 717,941 bbl
Monthly Rate
10,000
1,000
100
10
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Time
History
Oil
Water
Forecast
Oil

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		51,493	697,621	47,130	258,789	1,009,633
12/2010	5	155	221	0	667	0
01/2011	5	155	222	0	669	0
02/2011	5	140	175	0	527	0
03/2011	5	155	222	0	668	0
04/2011	5	150	214	0	645	0
05/2011	5	155	278	0	838	0
06/2011	5	150	233	0	702	0
07/2011	5	155	219	0	314	0
08/2011	5	155	185	0	267	0
09/2011	0	0	0	0	0	0
10/2011	6	155	206	0	298	3,063
11/2011	6	0	214	0	310	6,433

Total:		53,018	700,010	47,130	264,694	1,019,129

Page

Annual Cash Flow Report

Lease Name: BEARS DEN SWIFT SAND UNIT SUMMARY ()	Operator: FX PRODUCING CO
County, ST: LIBERTY, MT	Field Name: BEARS DEN
Location: T36N R6E S 7-8, 17-18	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2012	1	2,451	0	1,919	0	84.53	0.00	162,213
12/2013	1	2,253	0	1,764	0	84.53	0.00	149,099
12/2014	1	2,071	0	1,621	0	84.53	0.00	137,044
12/2015	1	1,903	0	1,490	0	84.53	0.00	125,965
12/2016	1	1,749	0	1,370	0	84.53	0.00	115,781
12/2017	1	1,608	0	1,259	0	84.53	0.00	106,420
12/2018	1	1,478	0	1,157	0	84.53	0.00	97,816
12/2019	1	1,358	0	1,064	0	84.53	0.00	89,908
12/2020	1	1,249	0	978	0	84.53	0.00	82,639
12/2021	1	1,148	0	899	0	84.53	0.00	75,958
5/2022	1	450	0	353	0	84.53	0.00	29,807
Grand Total:		17,717	0	13,873	0	84.53	0.00	1,172,651

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2012	65,760	10,155	86,299	0	86,299	86,299	82,083
12/2013	65,760	9,334	74,005	0	74,005	160,304	63,996
12/2014	65,760	8,579	62,705	0	62,705	223,009	49,301
12/2015	65,760	7,885	52,319	0	52,319	275,328	37,400
12/2016	65,760	7,248	42,773	0	42,773	318,101	27,802
12/2017	65,760	6,662	33,998	0	33,998	352,100	20,095
12/2018	65,760	6,123	25,933	0	25,933	378,033	13,940
12/2019	65,760	5,628	18,520	0	18,520	396,553	9,056
12/2020	65,760	5,173	11,706	0	11,706	408,259	5,211
12/2021	65,760	4,755	5,443	0	5,443	413,702	2,212
5/2022	27,400	1,866	541	0	541	414,243	205
Grand Total:	685,000	73,408	414,243	0	414,243	414,243	311,302

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	414,243	Effective Date	01/2012		Bbl Oil	Mcf Gas
10.00%	311,302	Calculated Limit	05/2022	Ultimate Gross	717,941	47,130
20.00%	249,097	Economic Life	125 Months	Historic Gross	700,010	47,130
30.00%	208,374		10 Years 5 Months	Gross at Eff Date	700,224	47,130
40.00%	179,998	Economics Information:		Remaining Gross	17,717	0
50.00%	159,235	Net Payout Date:	01/2012	Remaining Net	13,873	0
60.00%	143,439	Rate of Return:	>100%
70.00%	131,038	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	121,051	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	112,835	Initial Division of Interest:			NRI	ORI
100.00%	105,955	WI:	100.000000	Oil:	78.300000	0.000000
				Gas:	78.300000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (13-1)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 13 9N 56E C SE NW

MUNSON RANCH - TRAP SPRING
Legal: 13 9N 56E C SE NW
Producing Zone: PRICHARD STATION
EUR (Gross): 177,793 bbl
Monthly Rate
10,000
1,000
100
10
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Time
History
Oil
Water
Forecast
Oil

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		8,163	149,591	0	33,147	0
12/2010	1	31	254	0	180	0
01/2011	1	31	271	0	182	0
02/2011	1	28	279	0	165	0
03/2011	1	31	280	0	185	0
04/2011	1	30	243	0	180	0
05/2011	1	31	251	0	186	0
06/2011	1	30	258	0	180	0
07/2011	1	31	267	0	186	0
08/2011	1	31	259	0	187	0
09/2011	1	0	240	0	0	0
10/2011	1	0	259	0	0	0
11/2011	1	0	240	0	0	0

Total:		8,437	152,692	0	34,778	0

Annual Cash Flow Report

Lease Name: MUNSON RANCH (13-1)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 13 9N 56E C SE NW	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2012	1	2,769	0	1,082	0	73.28	0.00	79,275
12/2013	1	2,569	0	1,004	0	73.28	0.00	73,567
12/2014	1	2,384	0	932	0	73.28	0.00	68,270
12/2015	1	2,213	0	865	0	73.28	0.00	63,355
12/2016	1	2,053	0	802	0	73.28	0.00	58,793
12/2017	1	1,905	0	745	0	73.28	0.00	54,560
12/2018	1	1,768	0	691	0	73.28	0.00	50,632
12/2019	1	1,641	0	641	0	73.28	0.00	46,986
12/2020	1	1,523	0	595	0	73.28	0.00	43,603
12/2021	1	1,413	0	552	0	73.28	0.00	40,464
12/2022	1	1,311	0	512	0	73.28	0.00	37,551
12/2023	1	1,217	0	476	0	73.28	0.00	34,847
12/2024	1	1,129	0	441	0	73.28	0.00	32,338
11/2025	1	964	0	377	0	73.28	0.00	27,594
Grand Total:		24,860	0	9,714	0	73.28	0.00	711,837

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2012	28,428	3,247	47,600	0	47,600	47,600	45,263
12/2013	28,428	2,675	42,464	0	42,464	90,064	36,711
12/2014	28,428	2,141	37,701	0	37,701	127,765	29,632
12/2015	28,428	1,619	33,308	0	33,308	161,073	23,799
12/2016	28,428	1,256	29,109	0	29,109	190,182	18,911
12/2017	28,428	1,166	24,967	0	24,967	215,149	14,746
12/2018	28,428	1,082	21,122	0	21,122	236,271	11,343
12/2019	28,428	1,004	17,555	0	17,555	253,826	8,571
12/2020	28,428	932	14,244	0	14,244	268,069	6,324
12/2021	28,428	864	11,172	0	11,172	279,241	4,511
12/2022	28,428	802	8,320	0	8,320	287,561	3,056
12/2023	28,428	744	5,674	0	5,674	293,236	1,896
12/2024	28,428	691	3,219	0	3,219	296,455	980
11/2025	26,059	590	945	0	945	297,400	265
Grand Total:	395,623	18,814	297,400	0	297,400	297,400	206,008

	Present
Discount	Worth:	Economic Dates:	01/2012	Economics Summary:
0.00%	297,400	Effective Date	11/2025		Bbl Oil	Mcf Gas
10.00%	206,008	Calculated Limit	167 Months	Ultimate Gross	177,793	0
20.00%	156,847	Economic Life	13 Years 11 Months	Historic Gross	152,692	0
30.00%	127,138			Gross at Eff Date	152,932	0
40.00%	107,560	Economics Information:		Remaining Gross	24,860	0
50.00%	93,788	Net Payout Date:	01/2012	Remaining Net	9,714	0
60.00%	83,608	Rate of Return:	>100%
70.00%	75,785	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	69,587	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	64,553	Initial Division of Interest:			NRI	ORI
100.00%	60,382	WI:	46.000000	Oil:	39.074000	0.000000
				Gas:	39.074000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (13-45)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 13 9N 56E N2 NW SW

MUNSON RANCH - TRAP SPRING
Legal: 13 9N 56E N2 NW SW
Producing Zone: PRICHARD STATION
EUR (Gross): 118,856 bbl
10,000
1,000
100
10
Monthly Rate
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Time
History
Oil
Water
Forecast
Oil

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		6,861	116,511	0	53,571	0
12/2010	1	31	134	0	326	0
01/2011	1	31	121	0	341	0
02/2011	1	28	101	0	308	0
03/2011	1	31	126	0	341	0
04/2011	1	30	105	0	330	0
05/2011	1	31	117	0	341	0
06/2011	1	30	114	0	330	0
07/2011	1	31	122	0	341	0
08/2011	1	31	114	0	340	0
09/2011	1	0	109	0	0	0
10/2011	1	0	92	0	0	0
11/2011	1	0	77	0	0	0

Total:		7,135	117,843	0	56,569	0

Annual Cash Flow Report

Lease Name: MUNSON RANCH (13-45)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 13 9N 56E N2 NW SW	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
8/2012	1	896	0	282	0	73.28	0.00	20,633
Grand Total:		896	0	282	0	73.28	0.00	20,633

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
8/2012	18,952	853	828	0	828	828	807
Grand Total:	18,952	853	828	0	828	828	807

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	828	Effective Date	01/2012		Bbl Oil	Mcf Gas
10.00%	807	Calculated Limit	08/2012	Ultimate Gross	118,856	0
20.00%	789	Economic Life	8 Months	Historic Gross	117,843	0
30.00%	772		0 Years 8 Months	Gross at Eff Date	117,960	0
40.00%	757	Economics Information:		Remaining Gross	896	0
50.00%	744	Net Payout Date:	01/2012	Remaining Net	282	0
60.00%	732	Rate of Return:	>100%
70.00%	720	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	710	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	700	Initial Division of Interest:			NRI	ORI
100.00%	691	WI:	46.000000	Oil:	31.418000	0.000000
				Gas:	31.418000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (13-46)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 13 9N 56E NE NW SW

MUNSON RANCH - TRAP SPRING
Legal: 13 9N 56E NE NE SW
Producing Zone: WINDOUS PRICHARD
EUR (Gross): 4,771 bbl
Monthly Rate
1,000
100
10
1
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Time
History
Oil
Water
Forecast
Oil

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		444	4,766	0	457	0
07/2004	0	0	0	0	0	0
08/2004	0	0	0	0	0	0
09/2004	0	0	0	0	0	0
10/2004	0	0	0	0	0	0
11/2004	0	0	0	0	0	0
12/2004	0	0	0	0	0	0
01/2005	0	0	0	0	0	0
02/2005	0	0	0	0	0	0
03/2005	0	0	0	0	0	0
04/2005	0	0	0	0	0	0
05/2005	0	0	0	0	0	0
06/2005	1	1	5	0	0	0

Total:		445	4,771	0	457	0

Annual Cash Flow Report

Lease Name: MUNSON RANCH (13-46)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 13 9N 56E NE NW SW	Reserve Type/Class: Proved/Developed, Shut-In

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
01/2012	0	0	0	0	0	0	0.00	0
Grand Total:	0	0	0	0	0	0	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
1/2012	0	0	0	0	0	0	0
Grand Total:	0	0	0	0	0	0	0

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2012		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	01/2012	Ultimate Gross	4,771	0
20.00%	0	Economic Life	1 Month	Historic Gross	4,771	0
30.00%	0		1 Month	Gross at Eff Date	4,771	0
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	46.000000	Oil:	31.418000	0.000000
				Gas:	31.418000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (14-33)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 14 9N 56E C NW SE

MUNSON RANCH - TRAP SPRING
Legal: 14 9N 56E C NW SE
Producing Zone: PRICHARD STATION
EUR (Gross): 65,212 bbl
Monthly Rate
10,000
1,000
100
10
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Time
History
Oil
Water
Forecast
Oil

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		7,145	63,987	0	74,098	0
12/2010	1	31	118	0	106	0
01/2011	1	31	95	0	107	0
02/2011	1	28	77	0	97	0
03/2011	1	31	102	0	108	0
04/2011	1	30	91	0	105	0
05/2011	1	28	126	0	98	0
06/2011	1	30	92	0	105	0
07/2011	1	31	98	0	109	0
08/2011	1	31	96	0	110	0
09/2011	1	0	91	0	0	0
10/2011	1	0	82	0	0	0
11/2011	1	0	65	0	0	0

Total:		7,416	65,120	0	75,043	0

Page

Annual Cash Flow Report

Lease Name: MUNSON RANCH (14-33)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 14 9N 56E C NW SE	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:	0	0	0	0	0	0	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
Grand Total:	0	0	0	0	0	0	0

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2012		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	65,212	0
20.00%	0	Economic Life	0 Months	Historic Gross	65,120	0
30.00%	0		0 Years 0 Months	Gross at Eff Date	65,212	0
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	46.000000	Oil:	31.418000	0.000000
				Gas:	31.418000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (14-49)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 14 9N 56E NE NE SE

MUNSON RANCH - TRAP SPRING
Legal: 14 9N 56E NE NE SE
Producing Zone: PRICHARD STATION
EUR (Gross): 47,221 bbl
1,000
100
10
1
Monthly Rate
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Time
History
Oil
Water
Forecast
Oil

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		7,084	45,333	0	32,580	0
01/2010	1	31	97	0	64	0
02/2010	1	26	84	0	54	0
03/2010	1	31	108	0	60	0
04/2010	1	30	100	0	64	0
05/2010	1	31	101	0	66	0
06/2010	1	30	113	0	64	0
07/2010	1	31	116	0	66	0
08/2010	1	31	117	0	68	0
09/2010	1	30	115	0	67	0
10/2010	1	31	88	0	69	0
11/2010	1	30	73	0	66	0
12/2010	1	31	61	0	48	0

Total:		7,447	46,506	0	33,336	0

Annual Cash Flow Report

Lease Name: MUNSON RANCH (14-49)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 14 9N 56E NE NE SE	Reserve Type/Class: Proved/Developed, Shut-In

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:	0	0	0	0	0	0	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
Grand Total:	0	0	0	0	0	0	0

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2012		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	47,221	0
20.00%	0	Economic Life	0 Months	Historic Gross	46,506	0
30.00%	0		0 Years 0 Months	Gross at Eff Date	47,221	0
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	46.000000	Oil:	31.418000	0.000000
				Gas:	31.418000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (14-49X)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 14 9N 56E SE NE SE

MUNSON RANCH - TRAP SPRING
Legal: 14 9N 56E SE NE SE
Producing Zone: PRICHARD STATION
EUR (Gross): 19,917 bbl
Monthly Rate
1,000
100
10
1
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Time
History
Oil
Water
Forecast
Oil

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		2,237	19,579	0	1,167	0
12/2010	1	3	19	0	0	0
01/2011	1	3	30	0	0	0
02/2011	1	3	30	0	0	0
03/2011	1	3	28	0	0	0
04/2011	1	3	30	0	0	0
05/2011	1	3	29	0	0	0
06/2011	1	3	30	0	0	0
07/2011	1	3	30	0	0	0
08/2011	1	3	30	0	0	0
09/2011	1	0	19	0	0	0
10/2011	1	0	20	0	0	0
11/2011	1	0	19	0	0	0

Total:		2,264	19,893	0	1,167	0

Annual Cash Flow Report

Lease Name: MUNSON RANCH (14-49X)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 14 9N 56E SE NE SE	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:	0	0	0	0	0	0	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
Grand Total:	0	0	0	0	0	0	0

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2012		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	19,917	0
20.00%	0	Economic Life	0 Months	Historic Gross	19,893	0
30.00%	0		0 Years 0 Months	Gross at Eff Date	19,917	0
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	50.500000	Oil:	34.492000	0.000000
				Gas:	34.492000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: RIECKHOFF A ()	Operator: FX PRODUCING CO
County, ST: GLACIER, MT	Field Name: CUT BANK
Location: T32N R6W S36

RIECKHOFF A - CUT BANK
Legal: T32N R6W S36
Producing Zone: SWIFT
EUR (Gross): 943,928 bbl
100,000
10,000
1,000
100
10
Monthly Rate
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Time
History
Oil
Water
Forecast
Oil

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		60,444	929,782	328	2,748,877	4,200,193
12/2010	10	155	188	0	14,202	33,327
01/2011	10	153	177	0	13,370	34,336
02/2011	10	139	173	0	13,147	31,522
03/2011	9	155	166	0	10,724	29,974
04/2011	10	136	187	0	15,074	23,624
05/2011	9	141	192	0	11,614	19,377
06/2011	8	120	179	0	11,023	24,665
07/2011	9	138	213	0	13,012	24,607
08/2011	9	138	199	0	12,157	25,717
09/2011	8	120	180	0	10,251	23,554
10/2011	8	114	194	0	11,047	17,472
11/2011	8	0	250	0	13,360	13,360

Total:		61,953	932,080	328	2,897,858	4,501,728

Annual Cash Flow Report

Lease Name: RIECKHOFF A ()	Operator: FX PRODUCING CO
County, ST: GLACIER, MT	Field Name: CUT BANK
Location: T32N R6W S36	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2012	1	2,107	0	1,718	0	84.00	0.00	144,278
12/2013	1	2,000	0	1,630	0	84.00	0.00	136,954
12/2014	1	1,899	0	1,548	0	84.00	0.00	130,002
12/2015	1	1,803	0	1,469	0	84.00	0.00	123,403
12/2016	1	1,711	0	1,395	0	84.00	0.00	117,139
12/2017	1	1,624	0	1,324	0	84.00	0.00	111,193
4/2018	1	523	0	426	0	84.00	0.00	35,796
Grand Total:		11,668	0	9,509	0	84.00	0.00	798,765

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2012	99,816	9,032	35,430	0	35,430	35,430	33,713
12/2013	99,816	8,573	28,565	0	28,565	63,995	24,716
12/2014	99,816	8,138	22,048	0	22,048	86,043	17,351
12/2015	99,816	7,725	15,862	0	15,862	101,905	11,356
12/2016	99,816	7,333	9,990	0	9,990	111,895	6,512
12/2017	99,816	6,961	4,416	0	4,416	116,312	2,630
4/2018	33,272	2,241	283	0	283	116,594	157
Grand Total:	632,168	50,003	116,594	0	116,594	116,594	96,435

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	116,594	Effective Date	01/2012		Bbl Oil	Mcf Gas
10.00%	96,435	Calculated Limit	04/2018	Ultimate Gross	943,928	328
20.00%	82,377	Economic Life	76 Months	Historic Gross	932,080	328
30.00%	72,124		6 Years 4 Months	Gross at Eff Date	932,261	328
40.00%	64,369	Economics Information:		Remaining Gross	11,668	0
50.00%	58,324	Net Payout Date:	01/2012	Remaining Net	9,509	0
60.00%	53,494	Rate of Return:	>100%
70.00%	49,552	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	46,277	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	43,514	Initial Division of Interest:			NRI	ORI
100.00%	41,153	WI:	100.000000	Oil:	81.500000	0.000000
				Gas:	81.500000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: SWCBSU SUMMARY ()	Operator: FX PRODUCING CO
County, ST: GLACIER/PONDERA, MT	Field Name: SW CUT BANK SAND UNIT
Location: 0-0-0

SWCBSU SUMMARY - SW CUT BANK SAND UNIT
Legal:
Producing Zone: CUT BANK
EUR (Gross): 4,059,373 bbl
1 Mil
100,000
10,000
1,000
Monthly Rate
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Time
History
Oil
Water
Forecast
Oil

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		1,103,033	3,377,074	8,444	53,378,344	25,759,452
12/2010	122	2,866	4,803	0	125,795	175,395
01/2011	120	2,945	4,872	0	119,295	160,020
02/2011	116	2,356	4,151	0	89,211	128,986
03/2011	118	2,846	4,922	0	111,471	153,221
04/2011	116	2,703	4,812	0	116,510	146,760
05/2011	124	3,101	4,998	0	114,463	148,938
06/2011	123	2,749	4,592	0	99,566	148,666
07/2011	122	3,021	4,822	0	112,668	147,343
08/2011	119	2,794	4,627	0	104,453	147,903
09/2011	109	2,360	4,155	0	94,704	126,179
10/2011	101	2,382	4,485	0	109,104	118,729
11/2011	1	0	4,416	0	108,256	122,506

Total:		1,133,156	3,432,729	8,444	54,683,840	27,484,098

Annual Cash Flow Report

Lease Name: SWCBSU SUMMARY ()	Operator: FX PRODUCING CO
County, ST: GLACIER/PONDERA, MT	Field Name: SW CUT BANK SAND UNIT
Location: 0-0-0	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2012	1	53,962	0	46,616	0	84.96	0.00	3,960,454
12/2013	1	51,192	0	44,222	0	84.96	0.00	3,757,126
12/2014	1	48,563	0	41,952	0	84.96	0.00	3,564,237
12/2015	1	46,070	0	39,798	0	84.96	0.00	3,381,250
12/2016	1	43,705	0	37,755	0	84.96	0.00	3,207,658
12/2017	1	41,461	0	35,817	0	84.96	0.00	3,042,978
12/2018	1	39,333	0	33,978	0	84.96	0.00	2,886,752
12/2019	1	37,313	0	32,233	0	84.96	0.00	2,738,548
12/2020	1	35,398	0	30,579	0	84.96	0.00	2,597,951
12/2021	1	33,580	0	29,009	0	84.96	0.00	2,464,574
12/2022	1	31,856	0	27,519	0	84.96	0.00	2,338,043
12/2023	1	30,221	0	26,107	0	84.96	0.00	2,218,009
12/2024	1	28,669	0	24,766	0	84.96	0.00	2,104,137
12/2025	1	27,197	0	23,495	0	84.96	0.00	1,996,111
12/2026	1	25,801	0	22,289	0	84.96	0.00	1,893,632
Remainder:		47,696	0	41,203	0	84.96	0.00	3,500,600
Grand Total:		622,017	0	537,336	0	84.96	0.00	45,652,059

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2012	1,555,148	247,924	2,157,382	0	2,157,382	2,157,382	2,051,067
12/2013	1,555,148	235,196	1,966,782	0	1,966,782	4,124,165	1,699,922
12/2014	1,555,148	223,121	1,785,968	0	1,785,968	5,910,132	1,403,356
12/2015	1,555,148	211,666	1,614,436	0	1,614,436	7,524,568	1,153,292
12/2016	1,555,148	200,799	1,451,711	0	1,451,711	8,976,279	942,812
12/2017	1,555,148	190,490	1,297,340	0	1,297,340	10,273,619	766,001
12/2018	1,555,148	180,711	1,150,894	0	1,150,894	11,424,513	617,797
12/2019	1,555,148	171,433	1,011,967	0	1,011,967	12,436,479	493,875
12/2020	1,555,148	162,632	880,172	0	880,172	13,316,651	390,542
12/2021	1,555,148	154,282	755,144	0	755,144	14,071,795	304,642
12/2022	1,555,148	146,362	636,534	0	636,534	14,708,329	233,484
12/2023	1,555,148	138,847	524,014	0	524,014	15,232,343	174,776
12/2024	1,555,148	131,719	417,270	0	417,270	15,649,613	126,561
12/2025	1,555,148	124,957	316,007	0	316,007	15,965,620	87,177
12/2026	1,555,148	118,541	219,943	0	219,943	16,185,563	55,209
Remainder:	3,110,295	219,138	171,167	0	171,167	16,356,730	38,350
Grand Total:	26,437,511	2,857,819	16,356,730	0	16,356,730	16,356,730	10,538,862

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	16,356,730	Effective Date	01/2012		Bbl Oil	Mcf Gas
10.00%	10,538,862	Calculated Limit	12/2028	Ultimate Gross	4,059,373	8,444
20.00%	7,713,588	Economic Life	204 Months	Historic Gross	3,432,729	8,444
30.00%	6,113,070		17 Years 0 Months	Gross at Eff Date	3,437,356	8,444
40.00%	5,100,881	Economics Information:		Remaining Gross	622,017	0
50.00%	4,407,930	Net Payout Date:	01/2012	Remaining Net	537,336	0
60.00%	3,905,029	Rate of Return:	>100%
70.00%	3,523,624	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	3,224,331	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	2,983,037	Initial Division of Interest:			NRI	ORI
100.00%	2,784,202	WI:	99.606970	Oil:	86.386000	0.000000
				Gas:	86.386000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: TRAP SPRINGS – MUNSON RANCH (14-42)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 14 9N 56E SW SE NE

TRAP SPRINGS - MUNSON RANCH - TRAP SPRING
Legal: 14 9N 56E SW SE NE
Producing Zone: PRICHARD STATION
EUR (Gross): 219,968 bbl
10,000
1,000
100
10
Monthly Rate
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Time
History
Oil
Water
Forecast
Oil

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		7,934	218,208	0	109,623	0
12/2010	1	31	156	0	436	0
01/2011	1	31	143	0	400	0
02/2011	1	28	125	0	322	0
03/2011	1	31	143	0	360	0
04/2011	1	30	134	0	349	0
05/2011	1	31	148	0	340	0
06/2011	1	30	134	0	329	0
07/2011	1	31	135	0	340	0
08/2011	1	27	115	0	296	0
09/2011	1	30	131	0	0	0
10/2011	1	31	126	0	0	0
11/2011	1	30	142	0	0	0

Total:		8,295	219,840	0	112,795	0

Annual Cash Flow Report

Lease Name: TRAP SPRINGS – MUNSON RANCH (14-42)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 14 9N 56E SW SE NE	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:	0	0	0	0	0	0.00	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
Grand Total:	0	0	0	0	0	0	0

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2012		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	219,968	0
20.00%	0	Economic Life	0 Months	Historic Gross	219,840	0
30.00%	0		0 Years 0 Months	Gross at Eff Date	219,968	0
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	21.600000	Oil:	18.900000	0.000000
				Gas:	18.900000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: TRIBAL (1186)	Operator: FX DRILLING COMPANY
County, ST: PONDERA, MT	Field Name: CUT BANK
Location: 6 31N 5W SE SW

TRIBAL - CUT BANK
Legal: 6 31N 5W SE SW
Producing Zone: CUT BANK
EUR (Gross): 180,601 bbl
Monthly Rate
1,000
100
10
1
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Time
History
Oil
Water
Forecast
Oil

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		13,742	105,969	570	0	0
12/2010	1	31	152	0	0	0
01/2011	1	31	165	0	0	0
02/2011	1	28	140	0	0	0
03/2011	1	31	155	0	0	0
04/2011	1	30	150	0	0	0
05/2011	1	31	154	0	0	0
06/2011	1	30	147	0	0	0
07/2011	1	31	154	0	0	0
08/2011	1	31	151	0	0	0
09/2011	1	30	147	0	0	0
10/2011	1	31	155	0	0	0
11/2011	1	30	146	0	0	0

Total:		14,107	107,785	570	0	0

Annual Cash Flow Report

Lease Name: TRIBAL (1186)	Operator: FX DRILLING COMPANY
County, ST: PONDERA, MT	Field Name: CUT BANK
Location: 6 31N 5W SE SW	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2012	1	1,750	0	1,400	0	85.34	0.00	119,484
12/2013	1	1,713	0	1,370	0	85.34	0.00	116,941
12/2014	1	1,676	0	1,341	0	85.34	0.00	114,452
12/2015	1	1,641	0	1,313	0	85.34	0.00	112,017
12/2016	1	1,606	0	1,285	0	85.34	0.00	109,633
12/2017	1	1,572	0	1,257	0	85.34	0.00	107,300
12/2018	1	1,538	0	1,231	0	85.34	0.00	105,016
12/2019	1	1,505	0	1,204	0	85.34	0.00	102,781
12/2020	1	1,473	0	1,179	0	85.34	0.00	100,594
12/2021	1	1,442	0	1,154	0	85.34	0.00	98,453
12/2022	1	1,411	0	1,129	0	85.34	0.00	96,358
12/2023	1	1,381	0	1,105	0	85.34	0.00	94,307
12/2024	1	1,352	0	1,082	0	85.34	0.00	92,300
12/2025	1	1,323	0	1,059	0	85.34	0.00	90,336
12/2026	1	1,295	0	1,036	0	85.34	0.00	88,414
Remainder:		49,988	0	39,991	0	85.34	0.00	3,412,813
Grand Total:		72,668	0	58,135	0	85.34	0.00	4,961,199

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2012	3,708	14,649	101,127	0	101,127	101,127	96,092
12/2013	3,708	14,337	98,896	0	98,896	200,023	85,429
12/2014	3,708	14,032	96,713	0	96,713	296,736	75,948
12/2015	3,708	13,733	94,575	0	94,575	391,311	67,518
12/2016	3,708	13,441	92,484	0	92,484	483,795	60,022
12/2017	3,708	13,155	90,437	0	90,437	574,232	53,358
12/2018	3,708	12,875	88,433	0	88,433	662,665	47,433
12/2019	3,708	12,601	86,472	0	86,472	749,137	42,165
12/2020	3,708	12,333	84,553	0	84,553	833,690	37,481
12/2021	3,708	12,070	82,675	0	82,675	916,365	33,316
12/2022	3,708	11,813	80,836	0	80,836	997,202	29,614
12/2023	3,708	11,562	79,037	0	79,037	1,076,239	26,323
12/2024	3,708	11,316	77,276	0	77,276	1,153,515	23,397
12/2025	3,708	11,075	75,553	0	75,553	1,229,068	20,795
12/2026	3,708	10,840	73,866	0	73,866	1,302,934	18,483
Remainder:	315,180	418,411	2,679,222	0	2,679,222	3,982,156	147,357
Grand Total:	370,800	608,243	3,982,156	0	3,982,156	3,982,156	864,730

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	3,982,156	Effective Date	01/2012		Bbl Oil	Mcf Gas
10.00%	864,730	Calculated Limit	12/2111	Ultimate Gross	180,601	570
20.00%	495,747	Economic Life	1200 Months	Historic Gross	107,785	570
30.00%	355,240		100 Years 0 Months	Gross at Eff Date	107,933	570
40.00%	281,012	Economics Information:		Remaining Gross	72,668	0
50.00%	235,018	Net Payout Date:	01/2012	Remaining Net	58,135	0
60.00%	203,661	Rate of Return:	>100%
70.00%	180,872	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	163,535	Disc Return on Invest:	0.00	Gravity:	Oil: 25.00	Gas: 0.800
90.00%	149,882	Initial Division of Interest:			NRI	ORI
100.00%	138,837	WI:	100.000000	Oil:	80.000000	0.000000
				Gas:	80.000000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: TRIBAL (1466) ()	Operator: FX PRODUCING CO
County, ST: GLACIER, MT	Field Name: CUT BANK
Location: T32N R6W S27

TRIBAL 1466 - CUT BANK
Legal: T32N R6W S27
Producing Zone: CUT BANK
EUR (Gross): 184,014 bbl
Monthly Rate
10,000
1,000
100
10
1
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Time
History
Oil
Water
Forecast
Oil

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		15,493	183,806	2,330	55,192	0
10/2010	2	62	12	0	360	0
11/2010	2	60	13	0	360	0
12/2010	2	62	11	0	335	0
01/2011	2	62	14	0	426	0
02/2011	0	0	0	0	0	0
03/2011	1	17	7	0	125	0
04/2011	1	30	28	0	501	0
05/2011	2	35	10	0	249	0
06/2011	2	33	35	0	872	0
07/2011	2	33	10	0	263	0
08/2011	1	31	8	0	162	0
09/2011	1	6	17	0	171	0

Total:		15,924	183,971	2,330	59,016	0

Annual Cash Flow Report

Lease Name: TRIBAL (1466) ()	Operator: FX PRODUCING CO
County, ST: GLACIER, MT	Field Name: CUT BANK
Location: T32N R6W S27	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:	0	0	0	0	0	0.00	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
Grand Total:	0	0	0	0	0	0	0

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2012		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	184,014	2,330
20.00%	0	Economic Life	0 Months	Historic Gross	183,971	2,330
30.00%	0		0 Years 0 Months	Gross at Eff Date	184,014	2,330
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	100.000000	Oil:	82.500000	0.000000
				Gas:	82.500000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: TYLER C WATERFLOOD ()	Operator: TYLER OIL CO
County, ST: ROSEBUD, MT	Field Name: EAST RATTLER BUTTE
Location: T12N R33E S30-31

TYLER C WATERFLOOD - EAST RATTLER BUTTE
Legal: T12N R33E S30-31
Producing Zone: TYLER C
EUR (Gross): 707,735 bbl
Monthly Rate
100,000
10,000
1,000
100
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Time
History
Oil
Water
Forecast
Oil

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		11,911	674,599	43,475	1,069,058	1,466,169
01/2011	5	58	1,057	56	13,090	13,090
02/2011	5	56	975	38	13,150	13,150
03/2011	5	62	1,098	42	15,170	15,170
04/2011	5	60	980	42	14,090	14,090
05/2011	5	50	757	36	10,000	10,000
06/2011	5	46	916	77	15,120	15,120
07/2011	5	53	769	42	11,790	11,790
08/2011	2	5	59	0	388	240
09/2011	0	0	0	0	0	0
10/2011	0	0	0	0	0	0
11/2011	0	0	0	0	0	0
12/2011	1	0	433	0	0	0

Total:		12,301	681,643	43,808	1,161,856	1,558,819

Annual Cash Flow Report

Lease Name: TYLER C WATERFLOOD ()	Operator: TYLER OIL CO
County, ST: ROSEBUD, MT	Field Name: EAST RATTLER BUTTE
Location: T12N R33E S30-31	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2012	1	8,463	0	48	0	85.34	0.00	4,095
12/2013	1	6,504	0	37	0	85.34	0.00	3,147
12/2014	1	4,998	0	28	0	85.34	0.00	2,419
12/2015	1	3,841	0	22	0	85.34	0.00	1,859
9/2016	1	2,285	0	13	0	85.34	0.00	1,106
Grand Total:		26,092	0	148	0	85.34	0.00	12,625

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2012	1,152	523	2,421	0	2,421	2,421	2,307
12/2013	1,152	402	1,594	0	1,594	4,014	1,381
12/2014	1,152	309	958	0	958	4,972	756
12/2015	1,152	237	469	0	469	5,441	338
9/2016	864	141	101	0	101	5,542	67
Grand Total:	5,472	1,611	5,542	0	5,542	5,542	4,848

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	5,542	Effective Date	01/2012		Bbl Oil	Mcf Gas
10.00%	4,848	Calculated Limit	09/2016	Ultimate Gross	707,735	43,808
20.00%	4,326	Economic Life	57 Months	Historic Gross	681,643	43,808
30.00%	3,922		4 Years 9 Months	Gross at Eff Date	681,643	43,808
40.00%	3,600	Economics Information:		Remaining Gross	26,092	0
50.00%	3,338	Net Payout Date:	01/2012	Remaining Net	148	0
60.00%	3,121	Rate of Return:	>100%
70.00%	2,938	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	2,781	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	2,646	Initial Division of Interest:			NRI	ORI
100.00%	2,528	WI:	0.682713	Oil:	0.567000	0.000000
				Gas:	0.567000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Attachment A

Petroleum Resources Management System 2007

Prepared by Society of Petroleum Engineers (SPE)

Resource and Reserve classifications -- excerpts

2.1.3.1 Project Maturity Sub-Classes

All illustrated in Figure 2-1, development projects (and their associated recoverable quantities) may be sub-classified according to project maturity levels and the associated actions (business decisions) required to move a project toward commercial production.

SPE Resource Classification

Table 1: Recoverable Resources Classes and Sub-Classes

Class/Sub-Class	Definition	Guidelines
Reserves	Reserves are those quantities of petroleum anticipated to be commercially recoverable by application of development projects to known accumulations from a given date forward under defined conditions.
Reserves must satisfy four criteria: they must be discovered, recoverable, commercial, and remaining based on the development project(s) applied.  Reserves are further subdivided in accordance with the level of certainty associated with the estimates and may be sub-classified based on project maturity and/or characterized by their development and production status.

To be included in the Reserves class, a project must be sufficiently defined to establish its commercial viability.  There must be a reasonable expectation that all required internal and external approvals will be forthcoming, and there is evidence of firm intention to proceed with development within a reasonable time frame.

A reasonable time frame for the initiation of development depends on the specific circumstances and varies according to the scope of the project.  While 5 years is recommended as a benchmark, a longer time frame could be applied where, for example, development of economic projects are deferred at the option of the producer for, among other things, market-related reasons, or to meet contractual or strategic objectives.  In all cases, the justification for classification as Reserves should be clearly documented.

To be included in the Reserves class, there must be a high confidence in the commercial producibility of the reservoir as supported by actual production or formation tests.  In certain cases, Reserves may be assigned on the basis of well logs and/or core analysis that indicate that the subject reservoir is hydrocarbon-bearing and is analogous to reservoirs in the same area that are producing or have demonstrated the ability to produce on formation tests.

On Production	The development project is currently producing and selling petroleum to market.
The key criterion is that the project is receiving income from sales, rather than the approved development project necessarily being complete.  This is the point at which the project “chance of commerciality” can be said to be 100%.

The project “decision gate” is the decision to initiate commercial production from the project.

Approved for Development	All necessary approvals have been obtained, capital funds have been committed, and implementation of the development project is under way.
At this point, it must be certain that the development project is going ahead.  The project must not be subject to any contingencies such as outstanding regulatory approvals or sales contracts.  Forecast capital expenditures should be included in the reporting entity’s current or following year’s approved budget.

The project “decision gate” is the decision to start investing capital in the construction of production facilities and/or drilling development wells.

SPE Resource Classification

Class/Sub-Class	Definition	Guidelines
Justified for Development
Implementation of the development project is justified on the basis of reasonable forecast commercial conditions at the time of reporting, and there are reasonable expectations that all necessary approvals/contracts will be obtained.

In order to move to this level of project maturity, and hence have reserves associated with it, the development project must be commercially viable at the time of reporting, based on the reporting entity’s assumptions of future prices, costs, etc. (“forecast case”) and the specific circumstances of the project.  Evidence of a firm intention to proceed with development within a reasonable time frame will be sufficient to demonstrate commerciality.  There should be a development plan in sufficient detail to support the assessment of commerciality and a reasonable expectation that any regulatory approvals or sales contracts required prior to project implementation will be forthcoming.  Other than such approvals/contracts, there should be no known contingencies that could preclude the development from proceeding within a reasonable timeframe (see Reserves class).

The project “decision gate” is the decision by the reporting entity and its partners, if any, that the project has reached a level of technical and commercial maturity sufficient to justify proceeding with development at that point in time.

Contingent Resources
Those quantities of petroleum estimated, as of a given date, to be potentially recoverable from known accumulations by application of development projects, but which are not currently considered to be commercially recoverable due to one or more contingencies.

Contingent Resources may include, for example, projects for which there are currently no viable markets, or where commercial recovery is dependent on technology under development, or where evaluation of the accumulation is insufficient to clearly assess commerciality.  Contingent Resources are further categorized in accordance with the level of certainty associated with the estimates and may be sub-classified based on project maturity and/or characterized by their economic status.

Development Pending	A discovered accumulation where project activities are ongoing to justify commercial development in the foreseeable future.
The project is seen to have reasonable potential for eventual commercial development, to the extent that further data acquisition (e.g. drilling, seismic data) and/or evaluations are currently ongoing with a view to confirming that the project is commercially viable and providing the basis for selection of an appropriate development plan.  The critical contingencies have been identified and are reasonably expected to be resolved within a reasonable time frame.  Note that disappointing appraisal/evaluation results could lead to a re-classification of the project to “On Hold” or “Not Viable” status.

The project “decision gate” is the decision to undertake further data acquisition and/or studies designed to move the project to a level of technical and commercial maturity at which a decision can be made to proceed with development and production.

SPE Resource Classification

Class/Sub-Class	Definition	Guidelines
Development Unclarified or on Hold	A discovered accumulation where project activities are on hold and/or where justification as a commercial development may be subject to significant delay.
The project is seen to have potential for eventual commercial development, but further appraisal/evaluation activities are on hold pending the removal of significant contingencies external to the project, or substantial further appraisal/evaluation activities are required to clarify the potential for eventual commercial development.  Development may be subject to a significant time delay.  Note that a change in circumstances, such that there is no longer a reasonable expectation that a critical contingency can be removed in the foreseeable future, for example, could lead to a reclassification of the project to “Not Viable” status.

The project “decision gate” is the decision to either proceed with additional evaluation designed to clarify the potential for eventual commercial development or to temporarily suspend or delay further activities pending resolution of external contingencies.

Development Not Viable	A discovered accumulation for which there are no current plans to develop or to acquire additional data at the time due to limited production potential.
The project is not seen to have potential for eventual commercial development at the time of reporting, but the theoretically recoverable quantities are recorded so that the potential opportunity will be recognized in the event of a major change in technology or commercial conditions.

The project “decision gate” is the decision not to undertake any further data acquisition or studies on the project for the foreseeable future.

Prospective Resources	Those quantities of petroleum which are estimated, as of a given date, to be potentially recoverable from undiscovered accumulations.
Potential accumulations are evaluated according to their chance of discovery and, assuming a discovery, the estimated quantities that would be recoverable under defined development projects.  It is recognized that the development programs will be of significantly less detail and depend more heavily on analog developments in the earlier phases of exploration.

Prospect	A project associated with a potential accumulation that is sufficiently well defined to represent a viable drilling target.	Project activities are focused on assessing the chance of discovery and, assuming discovery, the range of potential recoverable quantities under a commercial development program.
Lead	A project associated with a potential accumulation that is currently poorly defined and requires more data acquisition and/or evaluation in order to be classified as a prospect.
Project activities are focused on acquiring additional data and/or undertaking further evaluation designed to confirm whether or not the lead can be matured into a prospect.  Such evaluation includes the assessment of the chance of discovery and, assuming discovery, the range of potential recovery under feasible development scenarios.

Play	A project associated with a prospective trend of potential prospects, but which requires more data acquisition and/or evaluation in order to define specific leads or prospects.
Project activities are focused on acquiring additional data and/or undertaking further evaluation designed to define specific leads or prospects for more detailed analysis of their chance of discovery and, assuming discovery, the range of potential recovery under hypothetical development scenarios.

SPE Resource Classification

Table 2: Reserves Status Definitions and Guidelines

Status	Definition	Guidelines
Developed Reserves	Developed Reserves are expected quantities to be recovered from existing wells and facilities.
Reserves are considered developed only after the necessary equipment has been installed, or when the costs to do so are relatively minor compared to the cost of a well.  Where required facilities become unavailable, it may be necessary to reclassify Developed Reserves as Undeveloped.  Developed Reserves may be further sub-classified as Producing or Non-Producing.

Developed Producing Reserves	Developed Producing Reserves are expected to be recovered from completion intervals that are open and producing at the time of the estimate.	Improved recovery reserves are considered producing only after the improved recovery project is in operation.
Developed Non- Producing Reserves	Developed Non-Producing Reserves include shut-in and behind-pipe Reserves.
Shut-in Reserves are expected to be recovered from (1) completion intervals which are open at the time of the estimate but which have not yet started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons.  Behind-pipe Reserves are expected to be recovered from zones in existing wells which will require additional completion work or future re-completion prior to start of production.

In all cases, production can be initiated or restored with relatively low expenditure compared to the cost of drilling a new well.

Undeveloped Reserves	Undeveloped Reserves are quantities expected to be recovered through future investments:
(1) from new wells on undrilled acreage in known accumulations, (2) from deepening existing wells to a different (but known) reservoir, (3) from infill wells that will increase recovery, or (4) where a relatively large expenditure (e.g. when compared to the cost of drilling a new well) is required to (a) recomplete an existing well or (b) install production or transportation facilities for primary or improved recovery projects.

SPE Resource Classification

Table 3: Reserves Category Definitions and Guidelines

Category	Definition	Guidelines
Proved Reserves
Proved Reserves are those quantities of petroleum, which by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be commercially recoverable, from a given date forward, from known reservoirs and under defined economic conditions, operating methods, and government regulations.

If deterministic methods are used, the term reasonable certainty is intended to express a high degree of confidence that the quantities will be recovered.  If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate.

The area of the reservoir considered as Proved includes (1) the area delineated by drilling and defined by fluid contacts, if any, and (2) adjacent undrilled portions of the reservoir that can reasonably be judged as continuous with it and commercially productive on the basis of available geoscience and engineering data.

In the absence of data on fluid contacts, Proved quantities in a reservoir are limited by the lowest known hydrocarbon (LKH) as seen in a well penetration unless otherwise indicated by definitive geoscience, engineering, or performance data.  Such definitive information may include pressure gradient analysis and seismic indicators.  Seismic data alone may not be sufficient to define fluid contacts for Proved reserves (see “2001 Supplemental Guidelines,” Chapter 8).

Reserves in undeveloped locations may be classified as Proved provided that:

• The locations are in undrilled areas of the reservoir that can be judged with reasonable certainty to be commercially productive.

• Interpretations of available geoscience and engineering data indicate with reasonable certainty that the objective formation is laterally continuous with drilled Proved locations.

For Proved Reserves, the recovery efficiency applied to these reservoirs should be defined based on a range of possibilities supported by analogs and sound engineering judgment considering the characteristics of the Proved area and the applied development program.

Probable Reserves
Probable Reserves are those additional Reserves which analysis of geoscience and engineering data indicate are less likely to be recovered than Proved Reserves but more certain to be recovered than Possible Reserves.

It is equally likely that actual remaining quantities recovered will be greater than or less than the sum of the estimated Proved plus Probable Reserves (2P).  In this context, when probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the 2P estimate.

Probable Reserves may be assigned to areas of a reservoir adjacent to Proved where data control or interpretations of available data are less certain.  The interpreted reservoir continuity may not meet the reasonable certainty criteria.

Probable estimates also include incremental recoveries associated with project recovery efficiencies beyond that assumed for Proved.

SPE Resource Classification

Category	Definition	Guidelines
Possible Reserves	Possible Reserves are those additional reserves which analysis of geoscience and engineering data indicate are less likely to be recoverable than Probable Reserves.
The total quantities ultimately recovered from the project have a low probability to exceed the sum of Proved plus Probable plus Possible (3P), which is equivalent to the high estimate scenario.  When probabilistic methods are used, there should be at least a 10% probability that the actual quantities recovered will equal or exceed the 3P estimate.

Possible Reserves may be assigned to areas of a reservoir adjacent to Probable where data control and interpretations of available data are progressively less certain.  Frequently, this may be in areas where geoscience and engineering data are unable to clearly define the area and vertical reservoir limits of commercial production from the reservoir by a defined project.

Possible estimates also include incremental quantities associated with project recovery efficiencies beyond that assumed for Probable.

Probable and Possible Reserves	(See above for separate criteria for Probable Reserves and Possible Reserves.)
The 2P and 3P estimates may be based on reasonable alternative technical and commercial interpretations within the reservoir and/or subject project that are clearly documented, including comparisons to results in successful similar projects.

In conventional accumulations, Probable and/or Possible Reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from Proved areas by minor faulting or other geological discontinuities and have not been penetrated by a wellbore but are interpreted to be in communication with the known (Proved) reservoir.  Probable or Possible Reserves may be assigned to areas that are structurally higher than the Proved area.  Possible (and in some cases, Probable) Reserves may be assigned to areas that are structurally lower than the adjacent Proved or 2P area.

Caution should be exercised in assigning Reserves to adjacent reservoirs isolated by major, potentially sealing, faults until this reservoir is penetrated and evaluated as commercially productive.  Justification for assigning Reserves in such cases should be clearly documented.  Reserves should not be assigned to areas that are clearly separated from a known accumulation by non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results); such areas may contain Prospective Resources.

In conventional accumulations, where drilling has defined a highest known oil (HKO) elevation and there exists the potential for an associated gas cap, Proved oil Reserves should only be assigned in the structurally higher portions of the reservoir if there is reasonable certainty that such portions are initially above bubble point pressure based on documented engineering analyses.  Reservoir portions that do not meet this certainty may be assigned as Probable and Possible oil and/or gas based on reservoir fluid properties and pressure gradient interpretations.

SPE Resource Classification